Exhibit 10.52
Dated 7 December 2005
ANTARGAZ
as Pledgor
CALYON
as Security Agent
and
THE REVOLVING LENDERS

PLEDGE OF FINANCIAL INSTRUMENTS ACCOUNTS
relating to Financial Instruments
held by ANTARGAZ in certain subsidiary companies

Shearman & Sterling LLP
[ILLEGIBLE]

CONTENTS

1. DEFINITIONS AND INTERPRETATION	2
2. PURPOSE	3
3. REPRESENTATIONS AND WARRANTIES	4
4. UNDERTAKINGS	5
5. ENFORCËMENT	6
6. DURATION	6
7. NOTICE	6
8. MISCELLANEOUS	6
9. EXPENSES	6
10. FURTHER ASSURANCES	7
11. APPLICABLE LAW AND JURISDICTION	7

THIS PLEDGE OF FINANCIAL INSTRUMENTS ACCOUNTS (the “Pledge Agreement”) IS MADE ON 7 DECEMBER 2005
BETWEEN:
(1)
ANTARGAZ, a French société anonyme with a share capital of €3,935,349, having its registered office at Immeuble Les Renardières — 3, Place de Saverne, 92400 Courbevoie, France and registered in France with number 572 126 043 RCS Nanterre;

(hereinafter referred to as the “Pledgor”);
(2)
CALYON, a company (société anonyme) incorporated under the laws of France, having its registered office 9 quai du président Paul Doumer, 92920 Paris la Défense Cedex (France), registered under number 304 187 701 RCS Nanterre, represented by Jacques Pochon and Jérôme Del Ben duly empowered for the purposes hereof,

(hereinafter referred to as the “Security Agent”);
(3)
The banks and financial institutions named in schedule 1 (the “Original Revolving Lenders”) and any bank or financial institution which may from time to time become a Revolving Lender under the Senior Facilities Agreement;

(hereinafter, together, referred to as the “Revolving Lenders”).
WHEREAS:
(A)
Pursuant to a senior facilities agreement dated 7 December 2005 (hereinafter, as amended and restated from time to time, the “Senior Facilities Agreement”) and entered into between, among others, (i) AGZ Holding as the Parent (the “Parent”), (ii) the persons named therein as Borrowers and/or Guarantors, (iii) the Original Revolving Lenders and (iii) Calyon as Mandated Lead Arranger, Facility Agent and Security Agent, the Original Revolving Lenders have agreed to make available to the Parent, the Pledgor and certain of its subsidiaries a revolving credit facility in a maximum aggregate principal amount of €50,000,000 (the “Revolving Facility”).

(B)	The Pledgor is a party to the Senior Facilities Agreement as Borrower and Guarantor under the Revolving Facility.
(C)	It is a condition precedent to the availability of the Revolving Facility that the Pledgor grant in favour of the Beneficiaríes a pledge over each of the Accounts.

IT IS AGREED AS FOLLOWS:
1.	DEFINITIONS AND INTERPRETATION
1.1	In this Pledge
“Account” means the (i) special financial instruments account (“compte special”) the details of which are specified in each Déclaration de Gage, opened in the name of the Pledgor in the books of the relevant Company as account holder (teneur de compte), in which the relevant Financial Instruments are registered and (ii) the relevant Special Cash Account;
“Article L. 431-4” means article L. 431-4 of the French Monetary and Financial Code (Code Monétaire et Financier);
“Beneficiaries” means the entities identified in paragraph III of each Déclaration de Gage;
“Borrower” means a Borrower under, and as defîned in, the Senior Facilities Agreement;
“Company” means each company listed in schedule 2 and “Companies” means all of them;
“Confirmation of Pledge” means, for each Pledge, the confirmation of pledge (attestation de nantissement de compte d’instruments financiers) in the form attached as Schedule 5;
“Déclaration de Gage” has the meaning which is given to it in clause 2.4 of this Pledge Agreement;
“Discharge Date” means the date on which all of the Secured Liabilities have been irrevocably and unconditionally discharged in full and none of the Beneficiaries has any continuing obligation to any company in the Group under or in connection with the Revolving Facility;
“Event of Default” means an event defined as an Event of Default in the Senior Facilities Agreement;
“Financial Instruments” means, in respect of each Company listed in schedule 2, (i) the number of shares (as set out opposite the name of that Company in schedule 2 of this Pledge) equal to the total number of shares held by the Pledgor in that Company minus a maximum of ten (10) shares and (ii) all other financial instruments which would be registered in the Pledged Account in accordance with this Pledge;
“Guarantor” has the meaning given to it in the Senior Facilities Agreement;
“Secured Liabilities” means all money and liabilities now or hereafter due, owing or incurred to the Beneficiaries (or any of them) by the Pledgor under the Senior Finance Documents (or any of them), and under this Pledge in whatsoever manner in any currency or currencies whether present or future, actual or contingent, whether incurred solely or jointly with any other person and whether as principal or surety together with all interest accruing thereon and all costs, charges and expenses incurred in connection therewith;
“Security Period” means the period beginning on the date hereof and ending on the Discharge Date;
“Senior Finance Documents” has the meaning given to it in the Senior Facilities Agreement;

“Special Account Holder” means Calyon; and
“Special Cash Account” means, for each Pledge, the relevant special bank account opened in the name of the Pledgor in the books of the relevant Special Account Holder, which pursuant to Article L. 431-4 of the French Code Monétaire et Financier, forms part of the relevant Account, and the reference of which are specified in the relevant Déclaration de Gage.
1.2	Capitalised terms used in this Pledge (including the Recitals) and not otherwise defined herein shall have the meaning ascribed thereto in the Senior Facilities Agreement.
2.	PURPOSE
2.1	As security for the repayment, discharge and performance of all the Secured Liabilities, the Pledgor hereby pledges each of the Accounts in favour of the Beneficiaries.
2.2	(a)
In accordance with Article L. 431-4, all Financial Instruments initially registered in the relevant Pledged Account, those which may be substituted therefor or added thereto in any manner whatsoever, as well as any income and proceeds (fruits et produits) therefrom in any currency whatsoever are automatically incorporated in the scope of the relevant Pledge without any such operation constituting in any manner a novation of the rights or the security granted to the Beneficiarìes under the Pledge.

(b)
In addition, if the Pledgor subsequently subscribes or purchases in any manner whatsoever other financial instruments (instruments financiers) issued by the Company that are not automatically included in the scope of the relevant Pledge pursuant to paragraph (a) of this Clause 2, the Pledgor shall transfer the said financial instruments to the relevant Pledged Account and the said financial instruments shall therefore be included in the scope of the relevant Pledge in accordance with I of Article L. 431-4. The Pledgor shall execute all such documents and take all such other actions as may be necessary or appropriate to effect such transfer.

2.3
In accordance with Article L. 431-4, the Financial Instruments and the sums in any currency whatsoever subsequently registered in the relevant Pledged Account, as a security for the performance by the Pledgor of the Secured Obligations, are subject to the same terms as those initially registered and are considered as if they were so registered at the date of the initial Déclaration de Gage.

2.4
All income and proceeds (fruits et produits) in cash payable in respect to the Financial Instruments, including without limitation all dividends and other distributions in cash to which the Financial Instruments give right as well as all cash amounts payable in respect of or in substitution for any of the relevant Financial Instruments shall be paid to the relevant Special Cash Account. By executing the relevant Confirmation of Pledge, the Company shall accept to make such payments to the relevant Special Cash Account. So long as no Event of Default has occurred and has been notified to the Pledgor, the Pledgor is hereby authorised by the Lenders to withdraw from the relevant Special Cash Account all income and proceeds (fruits et produits) which have been credited therein. This authorisation may be revoked by the Security Agent on behalf of the Beneficiaries, by simple notice (substantially in the form of Schedule 6) of the Security Agent to the relevant Special Account Holder (with a copy to the Pledgor) upon the occurrence of an Event of Default, for so long it is not remedied, waived or ended in any way whatsoever. Upon receipt of such notice by the relevant Special Account Holder, all amounts standing to the credit of the relevant Special Cash Account, shall become unavailable for the Pledgor until a notification to the contrary is received from the Security Agent (which shall occur at the Pledgor’s expense as soon as reasonably practicable when such Event of Default is no longer continuing). In accordance with Article L. 431-4, the relevant Special Cash Account is considered to be part of the Pledged Account at the date of the relevant signature of the Déclaration de Gage.

2.5
The Pledgor shall take all necessary steps requested by the Security Agent (including, without limitation, signature of a “Déclaration de Gage de compte d’instruments financiers” in the form set out in schedule 3 in relation to each Company) (each a “Déclaration de Gage”), as soon as possible, so that following execution of this Pledge:

(a)	the Financial Instruments are transferred to the relevant Pledged Account opened in the name of the Pledgor with the relevant Company and indicating the pledge in favour of the Beneficiaries;

(b)	the pledge granted over each of the Accounts under this Pledge is registered in the share transfer register of the relevant Company; and

(c)	an “Attestation de constitution de gage de compte d’instruments financiers” in the form set out in schedule 5 is delivered by each Company to the Security Agent.
3.	REPRESENTATIONS AND WARRANTIES
The Pledgor represents and warrants to the Security Agent and to each of the Beneficiaries as at the date hereof and for the duration of the Security Period, that:
(a)
the Financial Instruments are registered, have been fully paid up, and represent at the date hereof the percentage of the share capital of each such Company as indicated in schedule 2 and will at all time represent at least 95% of the share capital of each such Company (or 85% with respect to Rhône Mediterrannée Gaz-RMG);

(b)
it is the owner of the Accounts and the registered owner of the Financial Instruments and it has not created, incurred or permitted to subsist any Security Interest or other encumbrance whatsoever over the Accounts (or any of them) or the Financial Instruments (or any of them) other than the Security Interest granted pursuant to this Pledge;

(c)
there is no purchase option outstanding or in existence in relation to all or part of the Financial Instruments, no scheme exists for the purchase or subscription of Financial Instruments in such Companies (or any of them), and more generally there exists no agreement by which any such Company has undertaken to issue new financial instruments or securities giving access to the share capital of that Company, all except as permitted under the Finance Documents;

(d)	the Pledge has been approved by each Company (save as indicated in schedule 2) in accordance with its Statuts;

(e)
the payment of, or the provision of security for, the Secured Liabilities by the Pledgor does not require any authorisation of any authority whatsoever, including, without limitation, from the administrative bodies of the Pledgor other than those previously obtained and no authorisation from the administrative bodies of the Pledgor or any of the Companies or of any authority whatsoever is required for the enforcement of this Pledge; and

(f)
this Pledge is valid and enforceable in accordance with its terms and creates a pledge ranking above the rights that any other person may have over the Accounts or the Financial Instruments, or any of them, or over the proceeds of any sale of the Financial Instruments or any of them.

4.	UNDERTAKINGS
4.1	For the duration of the Security Period, the Pledgor undertakes:
(a)	not to transfer nor to sell the Financial Instruments, or any of them, without the prior written consent of the Security Agent acting on behalf of the Beneficiaries;

(b)
not to create, incur or permit to subsist any Security Interest or encumbrance of any sort whatsoever over the Accounts or the Financial Instruments, or any of them, other than in favour of the Beneficiaries;

(c)	save as otherwise permitted by the Finance Documents, to procure that no Company shall issue new Financial Instruments and more generally to procure that no Company shall change its share capital;

(d)
to the extent permitted under French law, not to exercise the voting rights or to pass any resolutions attached to the Financial Instruments (or any of them) which may adversely change the terms of the Financial Instruments (or any class of them) or prejudice the Security Interest created hereunder; and

(e)
to take any action, carry out any formalities and more generally do anything the Security Agent may reasonably consider necessary in order to permit the Security Agent or the other Beneficiaries to exercise, at any time, the rights and claims which it or the other Beneficiaries hold by virtue of this Pledge.

(f)
Instruct the Special Account Holder to deliver to the Security Agent, with respect to the Special Cash Account, an attestation de constitution de gage de compte espèces spécial substantially in the form set out in Schedule 9 duly executed by the relevant Special Account Holder.

4.2
Notwithstanding anything contained herein, the Pledgor shall remain liable to observe and perform all of the conditions and obligations assumed by it in respect of the Financial Instruments and the Accounts (or any of them) and none of the Beneficiaries shall be required in any manner to perform or fulfill any obligation of the Pledgor in respect of the Financial Instruments or the Accounts (or any of them) or to make any payment received by them, or to receive any enquiry as to the nature or sufficiency of any payment received by them, or to present or to file any claim or take any other action to collect or enforce the payment of any amount to which they may have been or to which they may be entitled hereunder at any time or times.

5.	ENFORCEMENT
Following the occurrence of a payment default under the Secured Liabilities and without prejudice to any other right or action whatsoever which may be exercised or taken independently or concurrently, the Security Agent, acting on behalf of the Beneficiaries, may enforce its rights under the Pledge up to the limit of the Secured Liabilities in accordance with article L. 521-3 of the Code de Commerce and article 2078 of the French Civil Code.
6.	DURATION
6.1	This Pledge shall remain in full force and effect throughout the Security Period.
6.2	The Security Agent acting upon instructions of the Beneficiaries undertakes to procure the release of the Pledge on or as soon as practicable after the Discharge Date.
7.	NOTICE
Except as specifically provided otherwise in this Pledge, any notice, demand or other communication to be served under or in connection with this Pledge shall be made in accordance with clause 24 (Notices) of the Senior Facilities Agreement.
8.	MISCELLANEOUS
8.1
This Pledge does not exclude or limit in any way the other rights of the Security Agent or the other Beneficiaries and does not affect the nature or the extent of the liabilities which have been or which may exist between the Pledgor and the Security Agent or the other Beneficiaries.

8.2
Where any clause of this Pledge shall be or become illegal, invalid or unenforceable it is agreed that the other provisions of this Pledge shall remain legal, valid and enforceable against the parties to this Pledge independently of the said illegal, invalid or unenforceable clauses.

8.3
No payment to the Security Agent and/or the other Beneficiaries whether under any judgment or court order or otherwise shall discharge the obligation or liability of the Pledgor unless and until the Security Agent and/or the other Beneficiaries shall have received payment in full in the currency in which the obligation or liability was incurred and to the extent that the amount of any such payment shall on actual conversion into such currency fall short of such obligation or liability expressed in that currency the Security Agent and/or the other Beneficiaries shall have a further cause of action against the Pledgor to recover the amount of the shortfall.

8.4
In the event of a transfer by way of a novation of all or part of the rights and obligations by the Beneficiaries under the Senior Facilities Agreement, the Beneficiaries expressly reserve (and all the parties to this Pledge expressly agree to that), the rights, powers, privileges and actions that they enjoy under this Pledge in favour of their successors, in accordance with the provisions of articles 1278 and following of the French Civil Code.

9.	EXPENSES

The Pledgor will promptly following demand pay to each of the Security Agent and/or the other Beneficiaries any expense (including legal fees and other out of pocket expenses and any Taxes thereon) or loss which the Security Agent and/or the other Beneficiaries may have properly incurred in connection with the preservation, enforcement or attempted preservation or enforcement of, the Security Agent’s or the other Beneficiaries rights under, this Pledge including any present or future stamp or other taxes or duties and any penalties or interest with respect thereto which may be imposed by any competent jurisdiction in connection with the execution or enforcement of this Pledge all upon presentation of duly documented evidence.

10.	FURTHER ASSURANCES
The Pledgor agrees that from time to time, at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that the Security Agent may reasonably request, in order to perfect and protect any Security Interest granted or purported to be granted hereby or to enable the Security Agent to exercise and enforce its rights and remedies hereunder with respect to the relevant Account.
11.	APPLICABLE LAW AND JURISDICTION
11.1	This Pledge shall be governed by and construed in all respects in accordance with French law.
11.2
Any dispute arising out of or in connection with this Pledge shall be submitted to the Commercial Court of Paris (Tribunal de Commerce de Paris) for the purpose of hearing and determining at first instance any dispute arising out of this Pledge.

Made in three (3) originals on 7 December 2005.
The Pledgor:
ANTARGAZ

Acting by:	/s/ François Varagne
Name:	François Varagne or any duly empowered person under a power of attorney
Title:	Président-Directeur Général
Address:	3, Place de Saverne
92400 Courbevoie
Fax: +33 1 41 88 73 15
For the attention of François Varagne

The Original Lenders:
CALYON

Acting by:	/s/ Jacques Pochon and Jérôme Del Ben
Name:	Jacques Pochon and Jérôme Del Ben
Title:	Head of Acquisition Finance France
and Associate Director
Address	CALYON
Leverage and Financial Sponsors Group
9 quai du Président Paul Doumer
92920 Courbevoie Cedex
France
Fax: +33 1 41 89 39 53 / 14 33
For the attention of Jérôme Del Ben /
Victoria Becq-Giraudon

The Security Agent:
CALYON

Acting by:	/s/ Jacques Pochon and Jérôme Del Ben
Name:	Jacques Pochon and Jérôme Del Ben
Title:	Head of Acquisition Finance France and Associate Director
Address	CALYON
Leverage and Financial Sponsors Group
9 quai du Président Paul Doumer
92920 Courbevoie Cedex
France
Fax: +33 1 41 89 39 53 / 14 33
For the attention of Jérôme Del Ben /
Victoria Becq-Giraudon

SCHEDULE 1
THE ORIGINAL REVOLVING LENDERS
Calyon, 9 quai du président Paul Doumer, 92920 Paris La Défense cedex, France

SCHEDULE 2
THE COMPANIES

							No. of
	Share Capital		Approval		%	No. of shares	shares
Company	(Euro)	Registered no.	clause	Approval obtained	held	held	pledged
Wogegal SA	596,600.28	310 095 658 RCS Rennes	Yes	Yes (Board resolution 23 November 2005)	100	26,092	26,088
Gaz Est Distribution	152,400	421 283 615 RCS Nancy	Yes	Yes (Board resolution 23 November 2005)	100	9,994	9,990
Rhône Méditerranée Gaz - R.M.G.	151,758.24	382 151 272 RCS Lyon	Yes	Yes (Board resolution 23 November 2005)	85	2,494	2,490

SCHEDULE 3
DECLARATION DE GAGE DE COMPTE D’INSTRUMENTS FINANCIERS
SOUMISE A L’ ARTICLE L. 431-4 DU CODE MONETAIRE ET FINANCIER
La présente déclaration de gage de compte d’instruments financiers est émise conformément à, et selon les termes et conditions stipulés dans un acte de nantissement de compte d’instruments financiers en langue anglaise dénommé Pledge of Financial Instruments Account en date de ce jour (ci-après I’“Acte de Nantissement”), dont une copie figure en annexe B de la présente déclaration et qui fait partie intégrante de la présente déclaration.
Les termes et expressions en anglais utilisés dans la présente déclaration de gage auront, sauf stipulation contraire, la signification qui leur est attribuée à l’Acte de Nantissement.
I.	Constituant du Gage

Nom	Antargaz, société anonyme au capital de €3.935.349, dont le siège social est situé Immeuble Les Renardières - 3, place de Saverne, 92400 Courbevoie, France et dont le numéro unique d’identification est le 572 126 043 RCS Nanterre

Désignation du teneur de compte	[_____], société anonyme au capital de€ [_____], immatriculée sous le n°[_____] RCS [_____], ayant son siège au [_____].
II.	Identification du Compte Spécial Gagé
(a)	Compte d’instruments financiers n°[_____] ouvert dans les livres de [_____] (le “Teneur de Compte”) au nom du Constituant du Gage,

(ci-après le “Compte d’Instruments Financiers”);

(b)	Compte spécial n°[_____] ouvert dans les livres de Calyon (le “Teneur de Compte Espèces Spécial”) au nom du Constituant du Gage,

(ci-après le “Compte Espèces Spécial”);

le Compte Espèces Spécial étant réputé faire partie intégrante du Compte d’Instruments Financiers à la date des présentes,

(le Compte d’Instruments Financiers et le compte Espèces Spécial, ensemble le “Compte Gagé”)

III.	Instruments Financiers inscrits initialement au Compte Gagé

Nature des actions:	actions nominatives d’une valeur nominale de €[_____] chacune.

Emetteur:	[_____], société par actions simplifiée au capital de €[_____], ayant son siège social [_____], immatriculée sous le numéro [_____] RCS [_____].

Nombre d’actions créditées au Compte :	[_____] actions, représentant [_____]% du capital
de [_____].

IV.	Bénéficiaires

(1)
Les banques et établissements financiers assimilés définis à l’Acte de Nantissement sous ie vocable Revolving Lenders et dont la liste à la date des présentes la liste figure en annexe A à la présente déclaration, ainsi que toute personne acquérant à quelque titre que ce soit la qualité de Revolving Lender an titre du Senior Facilities Agreement;

(2)
CALYON, société anonyme ayant son siège social 9, quai du président Paul Doumer, 92920 Paris la Défense Cedex, immatriculée sous le numéro 304 187 701 RCS Nanterre, agissant tant en son nom qu’au nom et pour le compte des personnes visées au (1) ci-dessus en sa qualité de Security Agent aux termes du Senior Facilities Agreement; et

(3)
CALYON, société anonyme ayant son siège social 9, quai du président Paul Doumer, 92920 Paris la Défense Cedex, immatriculée sous le numéro 304 187 701 RCS Nanterre, agissant tant en son nom qu’au nom et pour le compte des personnes visées au (1) ci-dessus en sa qualité de Facility Agent aux termes du Senior Facilities Agreement.

V.	Obligations garanties
Les obligations garanties sont les obligations définies sous I’expression Secured Liabilities dans l’Acte de Nantissement, à savoir les obligations du Constituant pris en ses qualités de Borrower et de Guarantor au titre du Revolving Facility, à concurrence d’un montant maximum de €50.000,000 en principal majoré des intérêts, commissions, frais et accessoires quelconques ainsi que de toutes sommes pouvant être dues aux personnes visées au III ci-dessus au titre du Revolving Facility.

Fait à Paris
Le 7 décembre 2005 en trois (3) exemplaires
originaux

Pour constitution du Gage ANTARGAZ	Nous accusons réception de la déclaration de gage de compte d’instruments financiers en date de ce jour et acceptons les termes des missions qui nous sont confiées en qualité de Teneur de Compte aux termes de la présente déclaration de gage de compte d’instruments financiers et de l’Acte de Nantissement

[_____]

Par: [_____]	Par: [_____]
Nom: [_____] ou toute personne qu’il se serait substituée en vertu d’un pouvoir	Nom: [_____] ou toute personne qu’il se serait substituée en vertu d’un pouvoir Titre: [_____]
Titre: [_____]

Annexe A
Revolving Lenders
Calyon, 9 quai du président Paul Doumer, 92920 Paris La Défense cedex, France

Annexe B
Acte de Nantissement

SCHEDULE 4
DECLARATION OF PLEDGE OF A FINANCIAL INSTRUMENTS ACCOUNT IN
ACCORDANCE WITH ARTICLE L. 431-4 OF THE FRENCH MONETARY AND FINANCIAL
CODE
TRANSLATION FOR INFORMATION PURPOSES ONLY
This declaration of pledge of a financial instruments account is issued in accordance with and pursuant to the terms and conditions of a pledge of financial instruments account of today’s date drafted in English and entitled “Pledge of Financial Instruments Account” (the “Pledge”), a copy of which is attached as schedule B to this declaration and which constitutes an integral part of this declaration.
Terms and expressions defined in the Pledge shall, save to the extent that the context otherwise requires, have the same meanings when used in this declaration.
I.	Identity of Pledgor

Name	Antargaz, a company incorporated under the laws of France and having its registered office at Immeuble Les Renardières — 3, Place de Saverne, 92400, Courbevoie, France and registered with number 572 136 043 RCS Nanterre.

Name of the account holder	[_____], a French société anonyme with a share capital of €[_____] having its registered office at [______] and registered with number [_____] RCS [_____].
II.	Description of the Pledged Account

(a)	Financial Instruments Account n°[_____] opened in the books of [_____] (the “Account Holder”) in the name of the Pledgor, (hereafter referred to as the “Financial Instruments Account”);

(b)	Special Cash Account n°[_____] opened in the books of Calyon (the “Special Cash Account Holder”) in the name of the Pledgor,

(hereafter referred to as the “Special Cash Account”);

the Special Cash Account is considered to be part of the Pledged Account at the present date,

(the Financial Instruments Account and the Special Account are hereafter referred to as the “Pledged Account”).

III.	Financial Instruments initially registered in the Pledged Account

Type of Financial Instruments:	[_____] shares, representing [_____] per cent, of the share capital of [_____].

Issuer of the Financial Instruments:	[_____], a French société anonyme with a share capital of €[_____] having its registered office at [_____] and registered with number [_____] RCS [_____].

Number of Financial Instruments in Account:	[_____] shares, representing [_____] per cent, of the share capital of [_____].

IV.	Beneficiaries

(1)
The banks and financial institutions defined as Revolving Lenders in the Pledge namely, all those banks and financial institutions which are Revolving Lenders at the time of this declaration, as set out in the list attached as schedule A to this declaration and any other person that becomes a Revolving Lender under the Senior Facilities Agreement;

(2)
Calyon, a company (société anonyme) incorporated under the laws of France, having its registered office 9 quai du président Paul Doumer, 92920 Paris la Défense Cedex (France), registered under number 304 187 701 RCS Nanterre, acting for itself and in the name of and on behalf of the persons named in (1) above as Security Agent under the Senior Facilities Agreement; and

(3)
Calyon, a company (société anonyme) incorporated under the laws of France, having its registered office 9 quai du président Paul Doumer, 92920 Paris la Défense Cedex (France), registered under number 304 187 701 RCS Nanterre, acting for itself and in the name of and on behalf of the persons named in (1) above as Facility Agent under the Senior Facilities Agreement.

V.	Secured Obligations
The secured obligations are the obligations of the Pledgor, as defined under the term “Secured Liabilities” in the Pledge undertaken in its capacity as Borrower and Guarantor pursuant to the Revolving Facility, up to a maximum of €50,000,000 in principal, as well as any interest, commission, or additional costs or any other sums due to the persons listed in III above, pursuant to the Revolving Facility.
7 December 2005 in three (3) originals in order to constitute the Pledge

ANTARGAZ	We acknowledge receipt of this declaration of pledge of financial instruments account of today’s date and undertake to carry out our responsibilities as account holder (teneur de compte) in accordance with the terms of this declaration of pledge of financial instruments account and the Pledge.

[_____]

By: [_____]	By: [_____]
Name: [_____] or any duly empowered person under a power of attorney	Name: [_____] or any duly empowered person under a power of attorney Title: [_____]
Title: [_____]

SCHEDULE 5
ATTESTATION DE CONSTITUTION DE GAGE DE COMPTE D’INSTRUMENTS
FINANCIERS
La soussignée atteste par les présentes que (i) [_________] actions émises par [_________] détenues par Antargaz et désignées dans la déclaration de gage de compte d’instruments financiers en date du 7 décembre 2005 signée par Antargaz, ont été virées sur un compte spécial numéro [_________] ouvert au nom de Antargaz et (ii) ledit compte est nanti en faveur des Bénéficiaires (tel que ce terme est défini dans la déclaration de gage d’instruments financiers) et porte la mention expresse dudit gage. Une copie de ladite déclaration de gage d’instruments financiers est annexée à la présente Attestation de Constitution de Gage d’Instruments Financiers.
Fait à Paris
Le 7 décembre 2005

Pour [_____]
Par: [_____]
Nom: [_____] ou toute personne
qu’il se serait substituée en vertu d’un pouvoir
Titre: [_____]

SCHEDULE 6
CERTIFICATE OF REGISTRATION OF A PLEDGE OF FINANCIAL INSTRUMENTS
ACCOUNT
TRANSLATION FOR INFORMATION PURPOSES ONLY
The undersigned hereby certifies that (i) [________] shares issued by [_______] and held by Antargaz as identified in the declaration of pledge of financial instruments account date 7 December 2005 signed by Antargaz, have been transferred into a special account number [_______] opened in the name of Antargaz and (ii) the said account is pledged in favour of the Beneficiaries (as defined in the declaration of pledge of financial instrument accounts) and that such pledge has been duly registered. A copy of the pledge of financial instruments account is attached as a schedule to this certificate of registration of a pledge of financial instruments.
Paris,
7 December 2005
For and on behalf of [________]
By: [_________]
Name: [__________] or any duly
empowered person under a power of attorney
Title: [__________]

SCHEDULE 7
MODÈLE DE NOTIFICATION DE LA SURVENANCE D’UN CAS DE DÉFAUT AU TENEUR
DU COMPTE ESPÈCES SPÉCIAL
A Calyon, agissant en qualité de teneur du Compte Espèces Spécial
Messieurs,
•	claration de gage de compte d’instruments financiers en date du 7 décembre 2005 (la “Déclaration de Gage”).
•	Compte bancaire spécial n°[_________] ouvert dans vos livres (le “Compte Espèces Spécial”).
1.
Nous nous référons à la convention de nantissement conclue le 7 décembre 2005 entre Antargaz en tant que Constituant et nous-mêmes en tant que Créancier-Gagiste (la “Convention de Nantissements”), ainsi qu’à la Déclaration de Gage.

2.	Nous vous notifions la survenance d’un Cas de Défaut au titre des obligations garanties en vertu de la Convention de Nantissements.
3.
A compter du [__________], le Constituant n’est donc plus autorisé à effectuer de débit sur le Compte Espèces Spécial mentionné ci-dessus et toute somme figurant au crédit de ce Compte Espèces Spécial doit être bloquée jusqu’à notification contraire de notre part.

Par CALYON,
En qualité d’Agent des Sûretés
Signature ___________

SCHEDULE 8
FORM OF NOTIFICATION OF THE OCCURRENCE OF AN EVENT OF DEFAULT TO THE
SPECIAL CASH ACCOUNT HOLDER
TRANSLATION FOR INFORMATION PURPOSES ONLY
To Calyon, acting as Special Account Holder
Dear Sirs,
•	Confirmation of Pledge (Déclaration de Gage) dated 7 December 2005 (hereinafter the “Confirmation of Pledge”).
•	Special Cash Account n°[_______] opened in our books (hereinafter the “Special Cash Account”).
1.	We refer to the pledge agreement entered into on 7 December 2005 between Antargaz acting as Pledgor and ourselves as Security Agent (the “Pledge”).
2.	We hereby notify to you the occurrence of an Event of Default with respect to the secured obligations under the Pledge.
3.
As of [_________], the Pledgor is not allowed to withdraw any amount from the Special Cash Account aforementioned and any sums appearing on the credit of the Special Cash Account shall be blocked unless contrary written instructions received from us.

By: CALYON,
Acting as Security Agent
Signature _________

SCHEDULE 9
FORM OF CONFIRMATION OF PLEDGE — SPECIAL CASH ACCOUNT
[PAPIER EN-TÊTE CALYON]
ATTESTATION DE CONSTITUTION
DE COMPTES ESPECES SPECIAL
Par les présentes, la soussignée:
1.	accuse réception de la Déclaration de Gage en date du 7 décembre 2005 signée par Antargaz en qualité de Constituant et dont une copie est annexée aux présents (la “Déclaration de Gage”);
2.
confirme que le compte n°[_____] désigné dans la Déclaration de Gage en qualité de Compte Espèces Spécial est ouvert dans ses livres au nom de Antargaz et constitue le compte spécial visé à l’article L. 431-4, III du Code monétaire et financier; et

3.
accepte les termes des missions qui lui sont confiées en qualité de Teneur de Compte Espèces Spécial aux termes de la Déclaration de Gage et de la Convention de Nantissements et en particulier prend acte des stipulations de l’article 2.4 de la Convention de Nantissements au titre desquelles Antargaz peut retirer toutes sommes à tout moment du Compte Espèces Spécial (Special Cash Account) sauf instruction écrite contraire de l’Agent des Sûretés (Security Agent).

Les termes commençant par une majuscule dans la présente attestation ont le sens qui leur est donné dans la Déclaration de Gage.
Fait le 7 décembre 2005
En trois (3) exemplaires originaux
Le Teneur de Compte Espèces Spécial:

CALYON
Par: Jacques Pochon et Jérôme Del Ben

SCHEDULE 10
CERTIFICATE CONFIRMING THE OPENING OF THE SPECIAL CASH ACCOUNT
TRANSLATION FOR INFORMATION PURPOSES ONLY
[Letterhead of CALYON]
The undersigned hereby:
1.
acknowledges receipt of the Confirmation of Pledge (Déclaration de Gage) dated 7 December November 2005, signed by Antargaz as the Pledgor (Constituant), a copy of which is hereto attached (the “Confirmation of Pledge”);

2.
confirms that the account n°[_________] referred to in the Confirmation of Pledge as the Special Cash Account is opened in its books under the name of Antargaz, and is the special account provided for in article L. 431-4, III of the French Monetary and Financial Code (Code Monétaire et Financier); and

3.
agrees to the terms of the missions assigned, as Holder of the Special Account Holder, pursuant to the Confirmation of Pledge and the Security Agreement, and in particular acknowledges that the conditions of article 2.4 of the Pledge under which Antargaz can withdraw any amount at any time from the Special Cash Account, unless contrary written instructions received from the Security Agent.

Capital terms used in this certificate have the meaning ascribed to them in the Confirmation of Pledge.
Dated 7 December 2005
In three (3) original copies
The Special Account Holder:

CALYON
By: Jacques Pochon and Jérôme Del Ben

DECLARATION DE GAGE DE COMPTE D’INSTRUMENTS FINANCIERS
SOUMISE A L’ARTICLE L. 431-4 DU CODE MONETAIRE ET FINANCIER
La présente déclaration de gage de compte d’instruments financiers est émise conformément à, et selon les termes et conditions stipulés dans un acte de nantissement de compte d’instruments financiers en langue anglaise dénommé Pledge of Financial Instruments Account en date de ce jour (ci-après I’ “Acte de Nantissement”), dont une copie figure en annexe B de la présente déclaration et qui fait partie intégrante de la présente déclaration.
Les termes et expressions en anglais utilìsés dans la présente déclaration de gage auront, sauf stipulation contraire, la signification qui leur est attribuée à l’Acte de Nantissement.
I	Constituant du Gage

Nom	Antargaz, société anonyme au capital de €3,935.349, dont le siège social est situé Immeuble Les Renardières — 3, place de Saverne, 92400 Courbevoie, France et dont le numéro unique d’identification est le 572 126 043 RCS Nanterre

Désignation du teneur de compte	Wogegal SA, société anonyme au capital de €596.600,28, immatriculée sous le n° 310 095 658 RCS Rennes, ayant son siège au 19 bis, rue du Champ Martin, 35770 Vern sur Seiche.
II.	Identification du Compte Spécial Gagé
(a)	Compte d’instruments financiers n° 1102 ter ouvert dans les livres de Wogegal SA (le “Teneur de Compte”) au nom du Constituant du Gage,
(ci-après le “Compte d’Instruments Financiers”);
(b)	Compte spécial n° 31489/00010/00224848328/47 ouvert dans les livres de Calyon (le “Teneur de Compte Espèces Spécial”) au nom du Constituant du Gage,
(ci-après le “Compte Espèces Spécial”);
le Compte Espèces Spécial étant réputé faire partie intégrante du Compte d’Instruments Financiers à la date des présentes,
(le Compte d’Instruments Financiers et le compte Espèces Spécial, ensemble le “Compte Gagé”)
III.	Instruments Financiers inscrits initialement au Compte Gagé

Nature des actions:	actions nominatives d’une valeur nominale de €22,86 chacune.

Emetteur:	Wogegal SA, société anonyme au capital de €596.600,28, immatriculée sous le n° 310 095 658 RCS Rennes, ayant son siège au 19 bis, rue du Champ Martin, 35770 Vern sur Seiche.

Nombre d’actions créditées au Compte:	26.088 actions, représentant 99,99 % du capital de Wogegal SA.

1

IV.	Bénéficiaires
(1)
Les banques et établissements financiers assimilés définis à I’Acte de Nantissement sous le vocable Revolving Lenders et dont la liste à la date des présentes la liste figure en annexe A à la présente déclaration, ainsi que toute personne acquérant à quelque titre que ce soit la qualité de Revolving Lender au titre du Senior Facilities Agreement;

(2)
CALYON, société anonyme ayant son siège social 9, quai du président Paul Doumer, 92920 Paris la Défense Cedex, immatriculée sous le numéro 304 187 701 RCS Nanterre, agissant tant en son nom qu’au nom et pour le compte des personnes visées au (1) ci-dessus en sa qualité de Security Agent aux termes du Senior Facilities Agreement; et

(3)
CALYON, société anonyme ayant son siège social 9, quai du président Paul Doumer, 92920 Paris la Défense Cedex, immatriculée sous le numéro 304 187 701 RCS Nanterre, agissant tant en son nom qu’au nom et pour le compte des personnes visées au (1) ci-dessus en sa qualité de Facility Agent aux termes du Senior Facilities Agreement.

V.	Obligations garanties
Les obligations garanties sont les obligations définies sous I’expression Secured Liabilities dans l’Acte de Nantissement, à savoir les obligations du Constituant pris en ses qualités de Borrower et de Guarantor au titre du Revolving Facility, à concurrence d’un montant maximum de € 50.000.000 en principal majoré des intérêts, commissions, frais et accessoires quelconques ainsi que de toutes sommes pouvant être dues aux personnes visées au III ci-dessus au titre du Revolving Facility.

2

Fait à Paris
Le 7 décembre 2005 en trois (3) exemplaires
originaux

Pour constitution du Gage ANTARGAZ	Nous accusons réception de la déclaration de gage de compte d’instruments financiers en date de ce jour et acceptons les termes des missions qui nous sont confiées en qualité de Teneur de Compte aux termes de la présente déclaration de gage de compte d’instruments financiers et de l’Acte de Nantissement

WOGEGAL SA

Par:	Par:
Nom: François Varagne ou toute personne qu’il se serait substituée en vertu d’un pouvoir Title: Président-Directeur Général	Nom: François Varagne en qualité de mandataire ou toute personne qu’il se serait substituée en vertu d’un pouvoir

3

Annexe A
Revolving Lenders
Calyon, 9 quai du président Paul Doumer, 92920 Paris La Défense cedex, France

4

Annexe B
Acte de Nantissement

5

ATTESTATION DE CONSTITUTION DE GAGE DE COMPTE D’INSTRUMENTS FINANCIERS
La soussignée atteste par les présentes que (i) 26.088 actions émises par Wogegal SA détenues par Antargaz et désignées dans la déclaration de gage de compte d’instruments financiers en date du 7 décembre 2005 signée par Antargaz, ont été virées sur un compte spécial numéro 1102 ter ouvert au nom de Antargaz et (ii) ledit compte est nanti en faveur des Bénéficiaires (tel que ce terme est défini dans la déclaration de gage d’instruments financiers) et porte la mention expresse dudit gage. Une copie de ladite déclaration de gage d’instruments financiers est annexée à la présente Attestation de Constitution de Gage d’Instruments Financiers.
Fait à Paris
Le 7 décembre 2005
Pour Wogegal SA
Par:
Nom: François Varagne en qualité de mandataire ou toute personne qu’il se serait substituée en vertu d’un pouvoir

1

DECLARATION DE GAGE DE COMPTE D’INSTRUMENTS FINANCIERS
SOUMISE A L’ARTICLE L. 431-4 DU CODE MONETAIRE ET FINANCIER
La présente déclaration de gage de compte d’instruments financiers est émise conformément à, et selon les termes et conditions stipulés dans un acte de nantissement de compte d’instruments financiers en langue anglaise dénommé Pledge of Financial Instruments Account en date de ce jour (ci-après l’“Acte de Nantissement”), dont une copie figure en annexe B de la présente déclaration et qui fait partie intégrante de la présente déclaration.
Les termes et expressions en anglais utilisés dans la présente déclaration de gage auront, sauf stipulation contraire, la signification qui leur est attribuée à l’Acte de Nantissement.
I.	Constituant du Gage

Nom	Antargaz, société anonyme au capital de € 3.935.349, dont le siège social est situé Immeuble Les Renardières — 3, place de Saverne, 92400 Courbevoie, France et dont le numéro unique d’identification est le 572 126 043 RCS Nanterre

Désignation du teneur de compte	Gaz Est Distribution SA, société anonyme au capital de €152.400, immatriculée sous le n° 421 283 615 RCS Nancy, ayant son siège au Centre d’Affaires, 109, Boulevard d’Haussonville, 54000, Nancy.
II.	Identification du Compte Spécial Gagé
(a)	Compte d’instruments financiers n° 1 ter ouvert dans les livres de Gaz Est Distribution SA (le “Teneur de Compte”) au nom du Constituant du Gage,
(ci-après le “Compte d’Instruments Financiers”);
(b)	Compte spécial n° 31489/00010/00224902745/47 ouvert dans les livres de Calyon (le “Teneur de Compte Espèces Spécial”) au nom du Constituant du Gage,
(ci-après le “Compte Espèces Spécial”);
le Compte Espèces Spécial étant réputé faire partie intégrante du Compte d’Instruments Financiers à la date des présentes,
(le Compte d’Instruments financiers et le compte Espèces Spécial, ensemble le “Compte Gagé”)
III.	Instruments Financiers inscrits initialement au Compte Gagé

Nature des actions:	actions nominatives d’une valeur nominale de €15,24 chacune.

Emetteur:	Gaz Est Distribution SA, société anonyme au capital de €152.400, immatriculée sous le n° 421 283 615 RCS Nancy, ayant son siège au Centre d’Affaíres, 109, Boulevard d’Haussonville, 54000, Nancy.

Nombre d’actions créditées au Compte:	9.990 actions, représentant 99,9 % du capital de Gaz Est Distribution SA.

1

IV.	Bénéficiaires
(1)
Les banques et établissements financiers assimilés définis à l’Acte de Nantissement sous le vocable Revolving Lenders et dont la liste à la date des présentes la liste figure en annexe A à la présente déclaration, ainsi que toute personne acquérant à quelque titre que ce soit la qualité de Revolving Lender au titre du Senior Facilities Agreement;

(2)
CALYON, société anonyme ayant son siège social 9, quai du président Paul Doumer, 92920 Paris la Défense Cedex, immatriculée sous le numéro 304 187 701 RCS Nanterre, agissant tant en son nom qu’au nom et pour le compte des personnes visées au (1) ci-dessus en sa qualité de Security Agent aux termes du Senior Facilities Agreement; et

(3)
CALYON, société anonyme ayant son siège social 9, quai du président Paul Doumer, 92920 Paris la Défense Cedex, immatriculée sous le numéro 304 187 701 RCS Nanterre, agissant tant en son nom qu’au nom et pour le compte des personnes visées au (1) ci-dessus en sa qualité de Facilities Agent aux termes du Senior Facilities Agreement.

V.	Obligations garanties
Les obligations garanties sont les obligations définies sous l’expression Secured Liabilities dans l’Acte de Nantissement, à savoir les obligations du Constituant pris en ses qualités de Borrower et de Guarantor au titre du Revolving Facility, à concurrence d‘un montant maximum de €50.000.000 en principal majoré des intérêts, commissions, frais et accessoires quelconques ainsi que de toutes sommes pouvant être dues aux personnes visées au III ci-dessus au titre du Revolving Facility.

2

Fait à Paris
Le 7 décembre 2005 en trois (3) exemplaires
originaux

Pour constitution du Gage ANTARGAZ	Nous accusons réception de la déclaration de gage de compte d’instruments financiers en date de ce jour et acceptons les termes des missions qui nous sont confiées en qualité de Teneur de Compte aux termes de la présente déclaration de gage de compte d’instruments financiers et de l’Acte de Nantissement

GAZ EST DISTRIBUTION SA

Par:	Par:

Nom: François Varagne ou toute personne qu’il se serait substituée en vertu d’un pouvoir	Nom: François Varagne ou toute personne qu’il se serait substituée en vertu d’un pouvoir
Titre: Président-Directeur Général

3

Annexe A
Revolving Lenders
Calyon, 9 quai du président Paul Doumer, 92920 Paris La Défense cedex, France

4

Annexe B
Acte de Nantissement

5

ATTESTATION DE CONSTITUTION DE GAGE DE COMPTE D’INSTRUMENTS FINANCIERS
La soussignée atteste par les présentes que (i) 9.990 actions émises par Gaz Est Distribution SA détenues par Antargaz et désignées dans la déclaration de gage de compte d’instruments financiers en date du 7 décembre 2005 signée par Antargaz, ont été virées sur un compte spécial numéro I ter ouvert au nom de Antargaz et (ii) ledit compte est nanti en faveur des Bénéficiaires (tel que ce terme est défini dans la déclaration de gage d’instruments financiers) et porte la mention expresse dudit gage. Une copie de ladite déclaration de gage d’instruments financiers est annexée à la présente Attestation de Constitution de Gage d’Instruments Financiers.
Fait à Paris
Le 7 décembre 2005

Pour Gaz Est Distribution SA

Par:

Nom: François Varagne en qualité de mandataire ou toute personne qu’il se serait substituée en vertu d’un pouvoir

1

DECLARATION DE GAGE DE COMPTE D’INSTRUMENTS FINANCIERS
SOUMISE A L’ARTICLE L. 431-4 DU CODE MONETAIRE ET FINANCIER
La présente déclaration de gage de compte d’instruments financiers est émise conformément à, et selon les termes et conditions stipulés dans un acte de nantissement de compte d’instruments financiers en langue anglaise dénommé Pledge of Financial Instruments Account en date de ce jour (ci-après l’“Acte de Nantissement”), dont une copie ligure en annexe B de la présente déclaration et qui fait partie intégrante de la présente déclaration.
Les termes et expressions en anglais utilisés dans la présente déclaration de gage auront, sauf stipulation contraire, la signification qui leur est attribuée à l’Acte de Nantissement.
I.	Constituant du Gage

Nom	Antargaz, société anonyme au capital de € 3.935.349, dont le siège social est situé Immeuble Les Renardières — 3, place de Saverne, 92400 Courbevoie, France et dont le numéro unique d’identification est le 572 126 043 RCS Nanterre

Désignation du teneur de compte	Rhône Méditerranée Gaz SA, société anonyme au capital de € 151.758,24, immatriculée sous le n° 382 151 272 RCS Lyon, ayant son siège au Centre d’Activités du Château de l’Ile, 6, rue Léon Blum, 69320 Feyzin.
II.	Identification du Compte Spécial Gagé
(a)	Compte d’instruments financiers n° 11 ter ouvert dans les livres de Rhône Méditerranée Gaz SA (le “Teneur de Compte”) au nom du Constituant du Gage,
(ci-après le “Compte d’Instruments Financiers”);
(b)	Compte spécial n° 31489/00010/00224902842/47 ouvert dans les livres de Calyon (le “Teneur de Compte Espèces Spécial”) au nom du Constituant du Gage,

(ci-après le “Compte Espèces Spécial”);

le Compte Espèces Spécial étant réputé faire partie intégrante du Compte d’Instruments Financiers à la date des présentes,

(le Compte d’Instruments Financiers et le compte Espèces Spécial, ensemble le “Compte Gagé”)
III.	Instruments Financiers inscrits initialement au Compte Gagé

Nature des actions:	actions nominatives d’une valeur nominale de € 51,83 chacune.

Emetteur:	Rhône Méditerranée Gaz SA, société anonyme au capital de € 151.758,24, immatriculée sous le n° 382 151 272 RCS Lyon, ayant son siège au Centre d’Activités du Château de l’Ile, 6, rue Léon Blum, 69320 Feyzin.

Nombre d’actions créditées au Compte:	2.490 actions, représentant 85 % du capital de Rhône Méditerranée Gaz SA.

1

IV.	Bénéficiaires
(1)
Les banques et établissements financiers assimilés définis à l’Acte de Nantissement sous le vocable Revolving Lenders et dont la liste à la date des présentes la liste figure en annexe A à la présente déclaration, ainsì que toute personne acquérant à quelque titre que ce soit la qualité de Revolving Lender au titre du Senior Facilities Agreement;

(2)
CALYON, société anonyme ayant son siège social 9, quai du président Paul Doumer, 92920 Paris la Défense Cedex, immatriculée sous le numéro 304 187 701 RCS Nanterre, agissant tant en son nom qu’au nom et pour le compte des personnes visées au (1) ci-dessus en sa qualité de Security Agent aux termes du Senior Facilites Agreement; et

(3)
CALYON, société anonyme ayant son siège social 9, quai du président Paul Doumer, 92920 Paris la Défense Cedex, immatriculée sous le numéro 304 187 701 RCS Nanterre, agissant tant en son nom qu’au nom et pour le compte des personnes visées au (1) ci-dessus en sa qualité de Facility Agent aux termes du Senior Facilities Agreement.

V.	Obligations garanties
Les obligations garanties sont les obligations définies sous l’expression Secured Liabilities dans l’Acte de Nantissement, à savoir les obligations du Constituant pris en ses qualités de Borrower et de Guarantor au titre du Revoiving Facility, à concurrence d’un montant maximum de € 50.000.000 en principal majoré des intérêts, commissions, frais et accessoires quelconques ainsi que de toutes sommes pouvant être dues aux personnes visées au III ci-dessus au titre du Revolving Facility.

2

Fait à Paris
Le 7 décembre 2005 en trois (3) exemplaires
originaux

Pour constitution du Gage ANTARGAZ	Nous accusons réception de la déclaration de gage de compte d’instruments financiers en date de ce jour et acceptons les termes des missions qui nous sont confiées en qualité de Teneur de Compte aux termes de la présente déclaration de gage de compte d’instruments financiers et de l’Acte de Nantissement

RHONE MEDITERRANEE GAZ SA

Par:	Par:

Nom: François Varagne ou toute personne qu’il se serait substituée en vertu d’un pouvoir Titre: Président-Directeur Général	Nom: François Varagne en qualité de mandataire ou toute personne qu’il se serait substituée en vertu d’un pouvoir

3

Annexe A
Revolving Lenders
Calyon, 9 quai du président Paul Doumer, 92920 paris La Défense cedex, France

4

Annexe B
Acte de Nantissement

5

ATTESTATION DE CONSTITUTION DE GAGE DE COMPTE D’INSTRUMENTS FINANCIERS
La soussignée atteste par les présentes que (i) 2.490 actions émises par Rhône Méditerranée Gaz SA détenues par Antargaz et désignées dans la déclaration de gage de compte d’instruments financiers en date du 7 décembre 2005 signée par Antargaz, ont été virées sur un compte spécial numéro 11 ter ouvert au nom de Antargaz et (ii) ledit compte est nanti en faveur des Bénéficiaires (tel que ec terme est défini dans la déclaration de gage d’instruments financiers) et porte la mention expresse dudit gage. Une copie de ladite déclaration de gage d’instruments financiers est annexée à la présente Attestation de Constitution de Gage d’Instruments Financiers.
Fait à Paris
Le 7 décembre 2005

Pour Rhône Méditerranée Gaz SA

Par:

Nom: François Varagne en qualité de mandataire ou toute personne qu’il se serait substituée en vertu d’un pouvoir

1

DECLARATION DE GAGE DE COMPTE D’INSTRUMENTS FINANCIERS
SOUMISE A L’ARTICLE L. 431-4 DU CODE MONETAIRE ET FINANCIER
La présente déclaration de gage de compte d’instruments financiers est émise conformément ă, et selon les termes et conditions stipulés dans un acte de nantissement de compte d’instruments financiers en langue anglaise dénommé Pledge of Financial Instruments Account en date de ce jour (ci-après l’“Acte de Nantissement”), dont une copie figure en annexe B de la présente déclaration et qui fait partie intégrante de la présente déclaration.
Les termes et expressions en anglais utilisés dans la présente déclaration de gage auront, sauf stipulation contraire, la signification qui leur est attribuée à l’Acte de Nantissement.
I.	Constituant du Gage

Nom	Antargaz, société anonyme au capital de €3.935.349, dont le siège social est situé Immeuble Les Renardières — 3, place de Saverne, 92400 Courbevoie, France et dont le numéro unique d’identification est le 572 126 043 RCS Nanterre

Désignation du teneur de compte	Gaz Est Distribution SA, société anonyme au capital de €152.400, immatriculée sous le n° 421 283 615 RCS Nancy, ayant son siège au Centre d’Affaires, 109, Boulevard d’Haussonville, 54000, Nancy.
II.	Identification du Compte Spécial Gagé
(a)	Compte d’instruments financiers n° l ter ouvert dans les livres de Gaz Est Distribution SA (le “Teneur de Compte”) au nom du Constituant du Gage,
(ci-après le “Compte d’Instruments Financiers”);
(b)	Compte spécial n° 31489/00010/00224902745/47 ouvert dans les livres de Calyon (le “Teneur de Compte Espèces Spécial”) au nom du Constituant du Gage,
(ci-après le “Compte Espèces Spécial”);
le Compte Espèces Spécial étant rèputé faire partie intégrante du Compte d’Instruments Financiers à la date des présentes,

(le Compte d’Instruments Financiers et le compte Espèces Spécial, ensemble le “Compte Gagé”)
III.	Instruments Financiers inscrits initialement au Compte Gagé

Nature des actions:	actions nominatives d’une valeur nominale de €15,24 chacune.

Emetteur:	Gaz Est Distribution SA, société anonyme au capital de €152.400, immatriculée sous le n° 421 283 615 RCS Nancy, ayant son siège au Centre d’Affaires, 109, Boulevard d’Haussonville, 54000, Nancy.

Nombre d’actions créditées au Compte:	9.990 actions, représentant 99,9% du capital de Gaz Est Distribution SA.

1

IV.	Bénéficiaires
(1)
Les banques et établissements financiers assimilés définis à l’Acte de Nantissement sous le vocable Revolving Lenders et dont la liste à la date des présentes la liste figure en annexe A à la présente déclaration, ainsi que toute personne acquérant à quelque titre que ce soit la qualité de Revolving Lender au titre du Senior Facilities Agreement;

(2)
CALYON, société anonyme ayant son siège social 9, quai du président Paul Doumer, 92920 Paris la Défense Cedex, immatriculée sous le numéro 304 187 701 RCS Nanterre, agissant tant en son nom qu’au nom et pour le compte des personnes visées au (1) cì-dessus en sa qualité de Security Agent aux termes du Senior Facilities Agreement; et

(3)
CALYON, société anonyme ayant son siège social 9, quai du président Paul Doumer, 92920 Paris la Défense Cedex, immatriculée sous le numéro 304 187 701 RCS Nanterre, agissant tant en son nom qu’au nom et pour le compte des personnes visées au (1) ci-dessus en sa qualité de Facility Agent aux termes du Senior Facilities Agreement.

V.	Obligations garanties
Les obligations garanties sont les obligations définies sous l’expression Secured Liabilities dans l’Acte de Nantissement, á savoir les obligations du Constituant pris en ses qualités de Borrower et de Guarantor au titre du Revolving Facility, à concurrence d’un montant maximum de €50.000.000 en principal majoré des intérêts, commissions, frais et accessoires quelconques ainsi que de toutes sommes pouvant être dues aux personnes visées au III ci-dessus au titre du Revolving Facility.

2

Fait à Paris
Le 7 décembre 2005 en troĭs (3) exemplaíres
originaux

Pour constitution du Gage ANTARGAZ		Nous accusons réception de la déclaration de gage de compte d’ĩnstruments financìers en date de ce jour et acceptons les termes des missìons qui nous sont confiées en qualité de Teneur de Compte aux termes de la présente déclaration de gage de compte d’instruments financiers et de l’Acte de Nantissement

GAZ EST DISTRIBUTION SA

Par:	/s/ François Varagne	Par:	/s/ François Varagne

Nom: François Varagne ou toute personne qu’il se serait substítuée en vertu d’un pouvoir Titre: Président-Directeur Général		Nom: François Varagne ou toute personne qu’il se serait substituée en vertu d’un pouvoir

3

Annexe A
Revolving Lenders
Calyon, 9 quai du président Paul Doumer, 92920 Paris La Défense cedex, France

4

Annexe B
Acte de Nantissement

5

ATTESTATION DE CONSTITUTION DE GAGE DE COMPTE D’INSTRUMENTS FINANCIERS
La soussignée atteste par les présentes que (i) 9.990 actions émises par Gaz Est Distribution SA détenues par Antargaz et désignées dans la déclaration de gage de compte d’instruments financiers en date du 7 décembre 2005 signée par Amargaz, ont été virées sur un compte spécial numéro I ter ouvert au nom de Antargaz et (ii) ledit compte est nanti en faveur des Bénéficiaires (tel que ce terme est défini dans la déclaration de gage d’instruments financiers) et porte la mention expresse dudit gage. Une copie de ladite déclaration de gage d’instruments financiers est annexée à la présente Attestation de Constitution de Gage d’Instruments Financiers.
Fait à Paris
Le 7 décembre 2005
Pour Gaz Est Distribution SA
Par: /s/ François Varagne
Nom: François Varagne en qualité de mandataire ou toute personne qu’il se serait substituée en vertu d’un pouvoir

1

ATTESTATION DE CONSTITUTION
DE COMPTES ESPECES SPECIAL
Par les présentes, la soussignée:
1.	accuse réception de la Déclaration de Gage en date du 7 décembre 2005 signée par Antargaz en qualité de Constituant et dont une copie est annexée aux présents (la “Déclaration de Gage”);
2.
confirme que le compte nº 31489/00010/00224902745/47 désigné dans la Déclaration de Gage en qualité de Compte Espèces Spécial est ouvert dans ses livres au nom de Antargaz et constitue le compte spécial visé à l’article L. 431-4, III du Code monétaire et financier; et

3.
accepte les termes des missions qui lui sont confiées en qualité de Teneur de Compte Espèces Spécial aux termes de la Déclaration de Gage et de la Convention de Nantissements et en particulier prend acte des stipulations de l’article 2.4 de la Convention de Nantissements au titre desquelles Antargaz peut retirer toutes sommes à tout moment du Compte Espèces Spécial (Spécial Cash Account) sauf instruction écrite contraire de l’Agent des Sûretés (Security Agent).

Les termes commençant par une majuscule dans la présente attestation ont le sens qui leur est donné dans fa Déclaration de Gage.
Fait le 7 décembre 2005
En trois (3) exemplaires originaux
Le Teneur de Compte Espèces Spécial:

/s/ Jacques Pochon and Jérôme Del Ben
CALYON
Par : Jacques Pochon et Jérôme Del Ben

[ILLEGIBLE]

DECLARATION DE GAGE DE COMPTE D’INSTRUMENTS FINANCIERS
SOUMISE A L’ARTICLE L. 431-4 DU CODE MONETAIRE ET FINANCIER
La présente déclaration de gage de compte d’instruments financiers est émise conformément â, et selon les termes et conditions stipulés dans un acte de nantissement de compte d’instruments financiers en langue anglaise dénommé Pledge of Financial Instruments Account en date de ce jour (ci-après l’“Acte de Nantissement”), dont une copie figure en annexe B de la présente déclaration et qui fait partie intégrante de la présente déclaration.
Les termes et expressions en anglais utilisés dans la présente déclaration de gage auront, sauf stipulation contraire, la signification qui leur est attribuée à l’Acte de Nantissement.
I.	Constituant du Gage

Nom	Antargaz, société anonyme au capital de € 3.935.349, dont le siège social est situé Immeuble Les Renardières - 3, place de Saverne, 92400 Courbevoie, France et dont le numéro unique d’identification est le 572 126 043 RCS Nanterre

Désignation du teneur de compte	Rhône Méditerranée Gaz SA, société anonyme au capital de € 151.758,24, immatriculée sous le n 382 151 272 RCS Lyon, ayant son siège au Centre d’Activités du Château de l’Ile, 6, rue Léon Blum, 69320 Feyzin.
II.	Identification du Compte Spécial Gagé
(a)	Compte d’instruments financiers n° II ter ouvert dans les livres de Rhône Méditerranée Gaz SA (le “Teneur de Compte”) au nom du Constituant du Gage.
(ci-après le “Compte d’Instruments Financiers”);
(b)	Compte spécial n° 31489/00010/00224902842/47 ouvert dans les livres de Calyon (le “Teneur de Compte Espèces Spécial”) au nom du Constituant du Gage,
(ci-apré le “Compte Espèces Spécial”);
le Compte Espèces Spécial étant réputé faire partie intégrante du Compte d’Instruments Financiers à la date des présentes.
(le Compte d’Instruments Financiers et le compte Espèces Spécial, ensemble le “Compte Gagé”)
III.	Instruments Financiers inscrits initialement au Compte Gagé

Nature des actions:	actions nominatives d’une valeur nominale de € 51,83 chacune.

Emetteur:	Rhône Méditerranée Gaz SA, société anonyme au capital de € 151.758,24, imrmatriculée sous le n° 382 151 272 RCS Lyon, ayant son siège au Centre d’Activités du Château de l’lle, 6, rue Léon Blum, 69320 Feyzin.

Nombre d’actions créditées au Compte:	2,490 actions, représentant 85 % du capital de Rhône Méditerranée Gaz SA.

1

IV.	Bénéficiaires
(1)
Les banques et établissements financiers assimilés définis à l’Acte de Nantissement sous le vocable Revolving Lender et dont la liste à la date des présentes ta liste figure en annexe A à la présente déclaration, ainsi que toute personne acquérant à quelque titre que ce soit la qualité de Revolving Lender au titre du Senior Facilities Agreement;

(2)
CALYON, société anonyme ayant son siège social 9, quai du président Paul Doumer, 92920 Paris la Défense Cedex, immatriculée sous le numéro 304 187 701 RCS Nanterre, agissant tant en son nom qu’au nom et pour le compte des personnes visées au (1) ci-dessus en sa qualité de Security Agent aux termes du Senior Facilities Agreement; et

(3)
CALYON, société anonyme ayant son siège social 9, quai du président Paul Doumer, 92920 Paris la Défense Cedex, immatriculée sous le numéro 304 187 701 RCS Nanterre, agissant tant en son nom qu’au nom et pour le compte des personnes visées au (1) ci-dessus en sa qualité de Facility Agent aux termes du Senior Facilities Agreement.

V.	Obligations garanties
Les obligations garanties sont les obligations définies sous l’expression Secured Liabilities dans l’Acte de Nantissement, à savoir les obligations du Constituant pris en ses qualités de Borrower et de Guarantor au titre du Revolving Facility, à concurrence d’un montant maximum de €50.000.000 en principal majoré des intérêts, commissions, frais et accessoires quelconques ainsi que de toutes sommes pouvant être dues aux personnes visées au III ci-dessus au titre du Revolving Facility.

2

Fait à Paris
Le 7 décembre 2005 en trois (3) exemplaires
originaux

Pour constitution du Gage ANTARGAZ	Nous accusons réception de la déclaration de gage de compte d’instruments financiers en date de ce jour et acceptons les termes des missions qui nous sont confiées en qualité de Teneur de Compte aux termes de la présente déclaration de gage de compte d’instruments financiers et de l’Acte de Nantissement

RHONE MEDITERRANEE GAZ SA

Par: /s/ François Varagne	Par: /s/ François Varagne
Nom: François Varagne ou toute personne qu’il se serait substituée en vertu d’un pouvoir Titre: Président-Directeur Général	Nom: François Varagne en qualité de mandataire ou toute personne qu’il se serait substituée en vertu d’un pouvoir

3

Annexe A
Revolving Lenders
Calyon, 9 quai du président Paul Doumer, 92920 Paris La Défense cedex, France

4

Annexe B
Acte de Nantissement

5

ATTESTATION DE CONSTITUTION DE GAGE DE COMPTE D’INSTRUMENTS FINANCIERS
La soussignée atteste par les présentes que (i) 2.490 actions émises par Rhône Méditerranée Gaz SA détenues par Antargaz et désignées dans la déclaration de gage de compte d’instruments financiers en date du 7 décembre 2005 signée par Antargaz, ont été virées sur un compte spécial numéro 11 ter ouvert au nom de Antargaz et (ii) ledit compte est nanti en faveur des Bénéficiaires (tel que ce terme est défini dans la déclaration de gage d’instruments financiers) et porte la mention expresse dudit gage. Une copie de ladite déclaration de gage d’instruments financiers est annexée à la présente Attestation de Constitution de Gage d’Instruments Financiers.
Fait à Paris
Le 7 décembre 2005
Pour Rhône Méditerranée Gaz SA
Par: /s/ François Varagne
Nom: François Varagne en qualité de mandataire ou toute
personne qu’il se serait substituée en vertu d’un pouvoir

1

ATTESTATION DE CONSTITUTION
DE COMPTES ESPECES SPECIAL
Par Les présentes, la soussignée:
1.	accuse réception de la Déclaration de Gage en date du 7 décembre 2005 signée par Antargaz en qualité de Constituant et dont une copie est annexée aux présents (la “Déclaration de Cage”);
2.
confirme que le compte n° 31489/00010/00224902842/47 désigné dans la Déclaration de Gage en qualité de Compte Espèces Spécial est ouvert dans ses livres au nom de Antargaz et constitue le compte spécial visé à l’article L. 431-4, III du Code monétaire et financier; et

3.
accepte les termes des missions qui lui sont confiées en qualité de Teneur de Compte Espèces Spécial aux termes de la Déclaration de Gage et de la Convention de Nantissements et en particulier prend acte des stipulations de l’article 2.4 de la Convention de Nantissements au titre desquelles Antargaz peut retirer toutes sommes à tout moment du Compte Espèces Spécial (Special Cash Account) sauf instruction écrite contraire de l’Agent des Sûretés (Security Agent).

Les termes commençant par une majuscule dans la présente attestation ont le sens qui leur est donné dans la Déclaration de Gage.
Fait le 7 décembre 2005
En trois (3) exemplaires originaux
Le Teneur de Compte Espèces Spécial:

/s/ Jacques Pochon et Jérôme Del Ben
CALYON
Par : Jacques Pochon et Jérôme Del Ben

[ILLEGIBLE]

DECLARATION DE GAGE DE COMPTE D’INSTRUMENTS FINANCIERS
SOUMISE A L’ARTICLE L. 431-4 DU CODE MONETAIRE ET FINANCIER
La présente déclaration de gage de compte d’instruments financiers est émise conformément à, et selon les termes et conditions stipulés dans un acte de nantissement de compte d’instruments financiers en langue anglaise dénommé Pledge of Financial Instruments Account en date de ce jour (ci-après l’“Acte de Nantissement”), dont une copie figure en annexe B de la présente déclaration et qui fait partie intégrante de la présente déclaration.
Les termes et expressions en anglais utilisés dans la présente déclaration de gage auront, sauf stipulation contraire, la signification qui leur est attribuée à l’Acte de Nantissement.
I.	Constituant du Gage

Nom	Antargaz, société anonyme au capital de €3.935.349, dont le siège social est situé Immeuble Les Renardières - 3, place de Saverne, 92400 Courbevoie, France et dont le numéro unique d’identification est le 572 126 043 RCS Nanterre

Désignation du teneur de compte	Wogegal SA, société anonyme au capital de €596.600.28, immatriculée sous le n° 310 095 658 RCS Rennes, ayant son siège au 19 bis, rue du Champ Martin, 35770 Vern sur Seiche.
II.	Identification du Compte Spécial Gagé
(a)	Compte d’instruments financiers n° 1102 ter ouvert dans les livres de Wogegal SA (le “Teneur de Compte”) au nom du Constituant du Gage,
(ci-après le “Compte d’Instruments Financiers”);
(b)	Compte spécial n° 31489/00010/00224848328/47 ouvert dans les livres de Calyon (le “Teneur de Compte Espèces Spécial”) au nom du Constituant du Gage,
(ci-après le “Compte Espèces Spécial”);
le Compte Espèces Spécial étant réputé faire partie intégrante du Compte d’Instruments Financiers à la date des présentes,
(le Compte d’Instruments Financiers et le compte Espèces Spécial, ensemble le “Compte Gagé”)
III.	Instruments Financiers inscrits initialement au Compte Gagé

Nature des actions:	actions nominatives d’une valeur nominale de €22,86 chacune.

Emetteur:	Wogegal SA, société anonyme au capital de €596.600.28, immatriculée sous le n° 310 095 658 RCS Rennes, ayant son siege au 19 bis, rue du Champ Martin, 35770 Vern sur Seiche.

Nombre d’actions créditées au Compte:	26.088 actions, représentant 99,99% du capital de Wogegal SA.

1

IV.	Bénéficiaires
(1)
Les banques et établissements financiers assimilés définis à l’Acte de Nantissement sous le vocable Revolving Lenders et dont la liste à la date des présentes la liste figure en annexe A à la présente déclaration, ainsi que toute personne acquérant à quelque titre que ce soit la qualité de Revolving Lender au titre du Senior Facilities Agreement;

(2)
CALYON, société anonyme ayant son siège social 9, quai du président Paul Doumer, 92920 Paris la Défense Cedex, immatriculée sous le numéro 304 187 701 RCS Nanterre, agissant tant en son nom qu’au nom et pour le compte des personnes visées au (1) ci-dessus en sa qualité de Security Agent aux termes du Senior Facilities Agreement; et

(3)
CALYON, société anonyme ayant son siège social 9, quai du président Paul Doumer, 92920 Paris la Défense Cedex, immatriculée sous le numéro 304 187 701 RCS Nanterre, agissant tant en son nom qu’au nom et pour le compte des personnes visées au (1) ci-dessus en sa qualité de Facility Agent aux termes du Senior Facilities Agreement.

V.	Obligations garanties
Les obligations garanties sont les obligations définies sous l’expression Secured Liabilities dans l’Acte de Nantissement, à savoir les obligations du Constituant pris en ses qualités de Borrower et de Guarantor au titre du Revolving Facility, à concurrence d’un montant maximum de €50.000.000 en principal majoré des intérêts, commissions, frais et accessoires quelconques ainsi que de toutes sommes pouvant ètre dues aux personnes visées au III ci-dessus au titre du Revolving Facility.

2

Fait à Paris
Le 7 décembre 2005 en trois (3) exemplaires
originaux

Pour constitution du Gage ANTARGAZ	Nous accusons réception de la déclaration de gage de compte d’instruments financiers en date de ce jour et acceptons les termes des missions qui nous sont confiées en qualité de Teneur de Compte aux termes de la présente déclaration de gage de compte d’instruments financiers et de l’Acte de Nantissement

WOGEGAL SA

Par: /s/ François Varagne	Par: /s/ François Varagne
Nom: François Varagne ou toute personne qu’il se serait substituée en vertu d’un pouvoir Titre: Président-Directeur Général	Nom: François Varagne en qualité de mandataire ou toute personne qu’il se serait substituée en vertu d’un pouvoir

3

Annexe A
Revolving Lenders
Calyon, 9 quai du président Paul Doumer, 92920 Paris La Défense cedex, France

4

Annexe B
Acte de Nantissement

5

ATTESTATION DE CONSTITUTION DE GAGE DE COMPTE D’INSTRUMENTS FINANCIERS
La soussignée atteste par les présentes que (i) 26.088 actions émises par Wogegal SA détenues par Antargaz et désignées dans la déclaration de gage de compte d’instruments financiers en date du 7 décembre 2005 signée par Antargaz, ont été virées sur un compte spécial numéro 1102 ter ouvert au nom de Antargaz et (ii) ledit compte est nanti en faveur des Bénéficiaires (tel que ce terme est défini dans la déclaration de gage d’instruments financiers) et porte la mention expresse dudit gage. Une copie de ladite déclaration de gage d’instruments financiers est annexée à la présente Attestation de Constitution de Gage d’Instruments Financiers.
Fait à Paris
Le 7 décembre 2005
Pour Wogegal SA
Par: /s/ François Varagne
Nom: François Varagne en qualité de mandataire ou toute personne qu’il se serait substituée en vertu d’un pouvoir

1

ATTESTATION DE CONSTITUTION
DE COMPTES ESPECES SPECIAL
Par les présentes, la soussignée:
1.	accuse réception de la Déclaration de Gage en date du 7 décembre 2005 signée par Antargaz en qualité de Constituant et dont une copie est annexée aux présents (la “Déclaration de Gage”);
2.
confirme que le compte n° 31489/00010/00224848328/47 désigné dans la Déclaration de Gage en qualité de Compte Espèces Spécial est ouvert dans ses livres au nom de Antargaz et constitue le compte spécial visé à l’article L. 431-4, III du Code monétaire et financier; et

3.
accepte les termes des missions qui lui sont confiées en qualité de Teneur de Compte Espèces Spécial aux termes de la Déclaration de Gage et de la Convention de Nantissements et en particulier prend acte des stipulations de l’article 2.4 de la Convention de Nantissements au titre desquelles Antargaz peut retirer toutes sommes à tout moment du Compte Espèces Spécial (Special Cash Account) sauf instruction écrite contraire de l’Agent des Sûretés (Security Agent).

Les termes commençant par une majuscule dans la présente attestation ont le sens qui leur est donné dans la Déclaration de Gage.
Fait le 7 décembre 2005
En trois (3) exemplaires originaux
Le Teneur de Compte Espèces Spécial:

/s/ Jacques Pochon et Jérôme Del Ben
CALYON
Par: Jacques Pochon et Jérôme Del Ben

[ILLEGIBLE]